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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 10, 1999

                       National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-22067                                     65-0688619
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      (Commission File Number)                        (I.R.S. Employer
                                                     Identification No.)

    10302 Deerwood Park Boulevard, Suite 100
            Jacksonville, Florida                                 32256
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    (Address of Principal Executive Offices)                   (Zip Code)

                                 (904) 996-2500
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated March 10, 1999, announcing that it had been notified by The Nasdaq Stock Market, Inc. that the Company's Common Stock had been delisted from trading on the Nasdaq National Market, effective as of the close of business on March 9, 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Exhibits.

          (99) Press Release, dated March 10, 1999.





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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  March 11, 1999.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Joel B. Ronkin
                                   Name:  Joel B. Ronkin
                                   Title:  Vice President, Secretary and
                                             General Counsel


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                      NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  Exhibit Index


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
Exhibit
Number                         Description
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
  (99)                         Press Release,
                               dated March 10, 1999
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